                                                                     EXHIBIT 4.6

EXECUTION COPY

                             VISKASE COMPANIES, INC.

                          REGISTRATION RIGHTS AGREEMENT

                           Dated as of April 15, 2003

                                TABLE OF CONTENTS

THIS TABLE OF CONTENTS IS NOT PART OF THE AGREEMENT TO WHICH IT IS ATTACHED BUT IS INSERTED FOR CONVENIENCE ONLY.

                                                                                                              Page
                                                                                                               No.
                                                                                                               ---
1.          Requested Registrations......................................................................       1
    (a)         Registration Requests....................................................................       1
    (b)         Limitations on Requested Registrations...................................................       2
    (c)         Registration Statement Form..............................................................       2
    (d)         Registration Expenses....................................................................       3
    (e)         Priority in Cutback Registrations........................................................       3
2.          Piggyback Registrations......................................................................       3
    (a)         Right to Include Registrable Securities..................................................       3
    (b)         Registration Expenses....................................................................       3
    (c)         Priority in Cutback Registrations........................................................       4
3.          Registration Procedures......................................................................       4
4.          Underwritten Offerings.......................................................................       7
    (a)         Underwritten Requested Offerings.........................................................       7
    (b)         Underwritten Piggyback Offerings.........................................................       8
5.          Holdback Agreements..........................................................................       8
    (a)         By the Holders of Registrable Securities.................................................       8
    (b)         By the Company, Affiliates and Other Securityholders.....................................       9
6.          Indemnification..............................................................................      10
    (a)         Indemnification by the Company...........................................................      10
    (b)         Indemnification by the Sellers...........................................................      11
    (c)         Notices of Claims, etc...................................................................      11
    (d)         Contribution.............................................................................      12
    (e)         Other Indemnification....................................................................      13
    (f)         Indemnification Payments.................................................................      13
7.          Covenants Relating to Rule 144...............................................................      13
8.          Other Registration Rights....................................................................      13
9.          Definitions..................................................................................      14
10.         Miscellaneous................................................................................      17
    (a)         Notices..................................................................................      17
    (b)         Entire Agreement.........................................................................      18
    (c)         Amendment................................................................................      18
    (d)         Waiver...................................................................................      18
    (e)         Consents and Waivers by Holders of Registrable Securities................................      18
    (f)         No Third Party Beneficiary...............................................................      19
    (g)         Assignment; Successors and Assigns.......................................................      19
    (h)         Headings.................................................................................      19
    (i)     Invalid Provisions...........................................................................      19
    (j)     Remedies.....................................................................................      19

                                       i

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
(k)         Governing Law............................................................................      19
(l)     Counterparts.................................................................................      20
(m)         Restrictions on Transfer.................................................................      20

                                        ii

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                             VISKASE COMPANIES, INC.

                          REGISTRATION RIGHTS AGREEMENT

            This REGISTRATION RIGHTS AGREEMENT dated as of April 15, 2003 is made and entered into by and among HIGH RIVER LIMITED PARTNERSHIP, a Delaware limited partnership, DEBT STRATEGIES FUND, INC., a Maryland corporation, NORTHEAST INVESTORS TRUST, a Massachusetts business trust (each an "Investor" and collectively the "Investors"), and VISKASE COMPANIES, INC., a Delaware corporation (the "Company"). Capitalized terms not otherwise defined herein have the meanings given such term in the Restructuring Agreement (defined below).

            WHEREAS, the Investors and the Company have entered into that certain Restructuring Agreement, dated as of July 15, 2002, by and among the Investors and the Company (the "Restructuring Agreement") which Restructuring Agreement contemplated that the parties hereto enter into this Agreement;

            WHEREAS, pursuant to the Plan of Reorganization (each as defined in the Restructuring Agreement), the Investors are entitled to receive Shares; and

            NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1. Requested Registrations.

            (a) Registration Requests. At any time after the second anniversary of the Effective Date, upon the written request of one or more Initiating Holders requesting that the Company effect the registration under the Securities Act of all or part of such Initiating Holders' Registrable Securities and specifying the number of Registrable Securities to be registered and the intended method of disposition thereof, the Company will promptly, and in no event more than ten Business Days after receipt of such request, give written notice (a "Notice of Requested Registration" of such request to all other holders of Registrable Securities, and thereupon will use reasonable efforts to effect the registration under the Securities Act of

                  (i) the Registrable Securities which the Company has been so requested to register by such Initiating Holder or Holders, and

                  (ii) all other Registrable Securities the holders of which have made written requests to the Company for registration thereof within 15 days after the giving of the Notice of Requested Registration,

all to the extent requisite to permit the disposition (in accordance with the intended methods thereof) of the Registrable Securities so to be registered; provided, however that the Company shall not be obligated to register the Registrable Securities pursuant to this Section 1 prior to the third anniversary of the Effective Date if the Initiating Holder or Holders has failed to comply with the restrictions on transfer set forth in Section 5.03(b) of the Restructuring Agreement (as amended by Section 10(m) hereof). If requested by the holders of a majority of the Registrable

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Securities requested to be included in any Requested Registration, the method of disposition of all Registrable Securities and any other securities included in such registration shall be an underwritten offering effected in accordance with
Section 4(a); provided, however, only if at the time of such Requested Registration, the securities to be registered are listed for trading on any national securities exchange or traded on the Nasdaq National Market System; provided further that no Requesting Holder may require the Company to cause any securities of the Company to be so listed or traded. Notwithstanding the foregoing, upon written notice (executed by the chief executive officer of the Company) to all holders of Registrable Securities, the Company may postpone taking action with respect to a Requested Registration for a reasonable period of time after receipt of the original request (not exceeding 120 days) if, in the good faith opinion of the Company's Board of Directors, effecting the registration would adversely affect a material financing, acquisition, disposition of assets or stock, merger or other comparable transaction or would require the Company to make public disclosure of information the public disclosure of which would have a material adverse effect upon the Company; provided that the Company shall not delay such action pursuant to this sentence more than once in any 12-month period. Subject to paragraph (e) the Company may include in such registration other securities for sale for its own account or for the account of any other Person. If any securityholders of the Company
(other than the holders of Registrable Securities in such capacity) register securities of the Company in a Requested Registration in accordance with this
Section 1, such holders shall pay the fees and expenses of their counsel and their pro rata share, on the basis of the respective amounts of the securities included in such registration on behalf of each such holder, of the Registration Expenses.

            (b) Limitations on Requested Registrations. Notwithstanding anything herein to the contrary, the Company shall not be required to honor a request for a Requested Registration if:

                  (i) in the case of a Long-Form Registration, the Company has previously effected three Effective Long-Form Registrations; provided, that no holder of Registrable Securities which was, or whose Affiliate was, an Initiating Holder for a previous Effective Long-Form Registration may deliver a Notice of Requested Registration for a further Long-Form Registration; provided, however, that there shall be no limit on the number of registrations effected as Short-Form Registrations, subject to the other provisions of this Section 1(b);

                  (ii) the Registrable Securities requested by Initiating
            Holders to be so registered does not constitute at least 25% of the total Registrable Securities then outstanding; or

                  (iii) such request is received by the Company less than 180 days following the effective dale of any previous registration statement filed in connection with a Requested Registration or a Piggyback Registration unless the holder making the request had requested inclusion of Registrable Securities in such Registration but was unable to participate fully as a result of Sections 1(e) or 2(c).

            (c) Registration Statement Form. Requested Registrations shall be on such appropriate registration form promulgated by the Commission as shall be selected by the Company, and shall be reasonably acceptable to the holders of a majority of the Registrable

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Securities to which such registration relates, and shall permit the disposition of such Registrable Securities in accordance with the intended method or methods specified in their request for such registration.

            (d) Registration Expenses. The Company will pay all Registration Expenses incurred in connection with any Requested Registration.

            (e) Priority in Cutback Registrations. If a Requested Registration becomes a Cutback Registration, the Company will include in any such registration to the extent of the number which the Managing Underwriter advises the Company can be sold in such offering (i) first, Registrable Securities requested to be included in such registration by the Requesting Holders, pro rata on the basis of the number of Registrable Securities requested to be included by such holders and (ii) second other securities of the Company proposed to be included in such registration, allocated in accordance with the priorities then existing among the Company and the holders of such other securities; and any securities so excluded shall be withdrawn from and shall not be included in such Requested Registration.

            2. Piggyback Registrations.

            (a) Right to Include Registrable Securities. Notwithstanding any limitation contained in Section 1, if the Company at any time proposes after the date hereof to effect a Piggyback Registration, it will each such time give written notice (a "Notice of Piggyback Registration"), at least 15 days prior to the anticipated filing date, to all holders of Registrable Securities of its intention to do so and of such holders' rights under this Section 2, which Notice of Piggyback Registration shall include a description of the intended method of disposition of such securities. Upon the written request of any such holder made within 15 days after receipt of a Notice of Piggyback Registration (which request shall specify the Registrable Securities intended to be disposed of by such holder), the Company will, subject to the other provisions of this Agreement, include in the registration statement relating to such Piggyback Registration all Registrable Securities which the Company has been so requested to register, all to the extent requisite to permit the disposition of such Registrable Securities in accordance with the intended method of disposition set forth in the Notice of Piggyback Registration. Notwithstanding the foregoing, if, at any time after giving a Notice of Piggyback Registration and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith) without prejudice, however, to the rights of any Requesting Holder entitled to do so to request that such registration be effected as a Requested Registration under Section 1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. No registration effected under this Section 2 shall relieve the Company of its obligations to effect a Requested Registration under Section 1.

            (b) Registration Expenses. The Company will pay all Registration Expenses incurred in connection with any Piggyback Registration.

            (c) Priority in Cutback Registrations. If a Piggyback Registration becomes a Cutback Registration, the Company will include in such registration to the extent of the amount of the securities which the Managing Underwriter advises the Company can be sold in such offering:

                  (i) if such registration as initially proposed by the Company was solely a primary registration of its securities, (x) first, the securities proposed by the Company to be sold for its own account,
            (y) second, (1) any Registrable Securities requested to be included in such registration by Requesting Holders and (2) any other securities of the Company proposed to be included in such registration, allocated among the holders thereof in accordance with the priorities then existing among the Holders and such holders; and

                  (ii) if such registration as initially proposed by the Company was in whole or in part requested by holders of securities of the Company, other than holders of Registrable Securities in their capacities as such, pursuant to demand registration rights, (x) first, such securities held by the holders initiating such registration and, if applicable, any securities proposed by the Company to be sold for its own account, allocated in accordance with the priorities then existing among the Company and such holders, (y) second, any Registrable Securities requested to be included in such registration by Requesting Holders, pro rata on the basis of the number of Registrable Securities requested to be included by such holders, and (z) third, any other securities of the Company proposed to be included in such registration, allocated among the holders thereof in accordance with the priorities then existing among the Company and the holders of such other securities;

and any securities so excluded shall be withdrawn from and shall not be included in such Piggyback Registration.

            3. Registration Procedures. If and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 1 or Section 2, the Company will use reasonable efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of disposition thereof. Without limiting the foregoing, the Company in each such case will, as expeditiously as possible, use reasonable efforts to:

                        (a) prepare and file with the Commission the requisite
                  registration statement to effect such registration and to cause such registration statement to become effective;

                        (b) prepare and file with the Commission such amendments
                  and supplements to such registration statement and any prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration statement and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement, in accordance with the intended methods of disposition thereof, until the earlier of
                  (i) such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and (ii) 120 days after such registration statement becomes effective;

                        (c) promptly notify each Requesting Holder and the
                  underwriter or underwriters, if any:

                              (i) when such registration statement or any
                        prospectus used in connection therewith, or any amendment or supplement thereto, has been filed and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective;

                              (ii) of any written request by the Commission for
                        amendments or supplements to such registration statement or prospectus;

                              (iii) of the notification to the Company by the
                        Commission of its initiation of any proceeding with respect to the issuance by the Commission of, or of the issuance by the Commission of, any stop order suspending the effectiveness of such registration statement; and

                              (iv) of the receipt by the Company of any
                        notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction;

                        (d) furnish to each seller of Registrable Securities
                  covered by such registration statement such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits and documents incorporated by reference), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 promulgated under the Securities Act relating to such holder's Registrable Securities, and such other documents, as such seller may reasonably request to facilitate the disposition of its Registrable Securities;

                        (e) register or qualify all Registrable Securities
                  covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each holder thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such holder, except that the Company shall not for any such purpose be required (i) to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this paragraph (e) be obligated to be so qualified, (ii) to subject itself to taxation in any such jurisdiction or (iii) to consent to general service of process in any jurisdiction;

                        (f) use reasonable efforts to cause all Registrable
                  Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable each holder thereof to consummate the disposition of such Registrable Securities;

                        (g) furnish to each Requesting Holder a signed
                  counterpart, addressed to such holder (and the underwriters, if any), of

                              (i) an opinion of counsel for the Company, dated
                        the effective date of such registration statement (or, if such registration includes an underwritten Public Offering, dated the date of any closing under the underwriting agreement), reasonably satisfactory in form and substance to such holder, and

                              (ii) a "comfort" letter, dated the effective date
                        of such registration statement (and, if such registration includes an underwritten Public Offering, dated the date of any closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten Public Offerings of securities and, in the case of the accountants' letter, such other financial matters, as such holder (or the underwriters, if any) may reasonably request;

                        (h) notify each holder of Registrable Securities covered
                  by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which any prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of any such holder promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                        (i) provide a CUSIP number and a transfer agent and
                  registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

                        (j) use reasonable efforts to cause all Registrable
                  Securities covered by such registration statement to be listed, upon official notice of issuance, on any securities exchange on which any of the securities of the same class as the Registrable Securities are then listed.

            The Company may require each holder of Registrable Securities as to which any registration is being effected to, and each such holder, as a condition to including Registrable Securities in such registration, shall, furnish the Company with such information and affidavits regarding such holder and the distribution of such securities as the Company may from time to time reasonably request in writing in connection with such registration.

            Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (h), such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (h) and, if so directed by the Company, will deliver to the Company all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period referred to in paragraph (b) shall be extended by a number of days equal to the number of days during the period from and including the giving of notice pursuant to paragraph (h) and to and including the date when each holder of any Registrable Securities covered by such registration statement shall receive the copies of the supplemented or amended prospectus contemplated by paragraph (h).

            4. Underwritten Offerings

            (a) Underwritten Requested Offerings. In the case of any underwritten Public Offering being effected pursuant to a Requested Registration, the Managing Underwriter and any other underwriter or underwriters with respect to such offering shall be selected, after consultation with the Company, by the holders of a majority of the Registrable Securities to be included in such underwritten offering with the consent of the Company, which consent shall not be unreasonably withheld. The Company shall enter into an underwriting agreement in customary form with such underwriter or underwriters, which shall include, among other provisions, indemnities to the effect and to the extent provided in Section 6 The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters also be made to and for their benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to their obligations. No holder of Registrable Securities shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder and its ownership of the securities being registered on its behalf and such holder's intended method of distribution and any other representation required by law. No Requesting Holder may participate in such underwritten offering unless such holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. If any Requesting Holder disapproves of the terms of an underwriting, such holder may elect to withdraw therefrom and from such registration by notice to the Company and the Managing Underwriter, and each of the remaining Requesting Holders shall be entitled to increase the number of Registrable Securities being registered to the extent of the Registrable Securities so withdrawn in the proportion which the number of Registrable Securities being registered by such remaining Requesting Holder bears to the total number of Registrable Securities being registered by all such remaining Requesting Holders.

            (b) Underwritten Piggyback Offerings. If the Company at any time proposes to register any of its securities in a Piggyback Registration and such securities are to be distributed by or through one or more underwriters, the Company will, subject to the provisions of Section 2(c), use its best efforts to arrange for such underwriters to include the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriter, and such holders shall be obligated to sell their Registrable Securities in such Piggyback Registration through such underwriters on the same terms and conditions as apply to the other Company securities to be sold by such underwriters in connection with such Piggyback Registration. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriter or underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters also be made to and for their benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to their obligations. No holder of Registrable Securities shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder and its ownership of the securities being registered on its behalf and any other representation required by law. No Requesting Holder may participate in such underwritten offering unless such holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. If any Requesting Holder disapproves of the terms of an underwriting, such holder may elect to withdraw therefrom and from such registration by notice to the Company and the Managing Underwriter, and each of the remaining Requesting Holders shall be entitled to increase the number of Registrable Securities being registered to the extent of the Registrable Securities so withdrawn in the proportion which the number of Registrable Securities being registered by such remaining Requesting Holder bears to the total number of Registrable Securities being registered by all such remaining Requesting Holders.

            5. Holdback Agreements.

            (a) By the Holders of Registrable Securities. Unless the Managing Underwriter (or, in the case of a non-underwritten Public Offering, the Company) otherwise agrees, in connection with the first Public Offering hereunder, each holder of Registrable Securities, by acquisition of such Registrable Securities, agrees, and agrees to cause its Affiliates, not to effect any public sale or distribution (including a sale under Rule 144) of such securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 14 days prior to and the longer of the 90 days or such number of days specified by the Managing Underwriter not exceeding the 180 days after the effective date of any registration statement filed by the Company in connection with a Public Offering (or for such shorter period of time as is sufficient and appropriate, in the opinion of the Managing Underwriter, in order to complete the sale and distribution of the securities included in such registration), except as part of such registration statement, whether or not such holder participates in such registration. Unless the Managing Underwriter (or, in the case of a non-underwritten Public Offering, the Company) otherwise agrees, in connection with any registration other than the first Public Offering hereunder, each holder of Registrable Securities, by acquisition of such Registrable Securities, agrees, and agrees to cause its Affiliates, not to effect any public sale or distribution (including a sale under Rule 144) of such securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 14 days prior to and the longer of the 90 days or such number of days specified by the Managing Underwriter not exceeding the 180 days after the effective date of any registration statement filed by the Company in connection with a Public Offering (or for such shorter period of time as is sufficient and appropriate, in the opinion of the Managing Underwriter, in order to complete the sale and distribution of the securities included in such registration), except as part of such registration statement, whether or not such holder participates in such registration. Notwithstanding anything to the contrary in this Section 5(a) no holder of Registrable Securities, or any of its Affiliates, shall be prohibited from any public sale or distribution of such securities in connection with any Effective Registration unless all officers, directors and any Person which beneficially owns (as determined under Rule 13d-3 of the Exchange Act) securities of the Company entitling such Person to vote 5% or more of the votes eligible to be voted in the election of directors agrees to substantially the same limitations on public sale or distribution applicable to holders of Registrable Securities.

            (b) By the Company, Affiliates and Other Securityholders. Unless the Managing Underwriter otherwise agrees, in connection with the first Effective Registration hereunder, the Company agrees, and agrees to cause its Affiliates,
(x) not to effect any public sale or distribution of the Company's equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 14 days prior to and the longer of the 90 days (or for such shorter period of time as is sufficient and appropriate, in the opinion of the Managing Underwriter, in order to complete the sale and distribution of the securities included in such registration), except as part of such underwritten registration and except pursuant to registrations on Form S-4 or Form S-8 promulgated by the Commission or any successor or similar forms thereto, and (y) to cause each holder of the Company's equity securities, or of any securities convertible into or exchangeable or exercisable for such securities, in each case purchased from the Company at any time after the date of this Agreement (other than in a Public Offering), to agree not to effect any such public sale or distribution of such securities (including a sale under Rule
144), during such period, except as part of such underwritten registration. Unless the Managing Underwriter otherwise agrees, in connection with any Effective Registration other than the first Effective Registration hereunder, the Company agrees, and agrees to cause its Affiliates, (x) not to effect any public sale or distribution of the Company's equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 14 days prior to and the longer of the 90 days or such number of days specified by the Managing Underwriter not exceeding the 180 days after the effective date of the registration statement filed in connection with an underwritten offering made pursuant to a Requested Registration or a Piggyback Registration (or for such shorter period of time as is ` and appropriate, in the opinion of the Managing Underwriter, in order to complete the sale and distribution of the securities included in such registration), except as part of such underwritten registration and except pursuant to registrations on Form S-4 or Form S-8 promulgated by the Commission or any successor or similar forms thereto, and (y) to cause each holder of the Company's equity securities, or of any securities convertible into or exchangeable or exercisable for such securities, in each case purchased from the Company at any time after the date of this Agreement (other than in a Public Offering), to agree not to effect any such public sale or distribution of such securities (including a sale under Rule 144), during such period, except as part of such underwritten registration.

            6. Indemnification.

            (a) Indemnification by the Company. The Company shall, to the full extent permitted by law, indemnify and hold harmless each seller of Registrable Securities included in any registration statement filed in connection with a Requested Registration or a Piggyback Registration, its directors and officers, and each other Person, if any, who controls any such seller within the meaning of the Securities Act, against any Losses, claims, damages, expenses or liabilities, joint or several (together, "Losses"), to which such seller or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, including but not limited to under the Exchange Act and state securities laws, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, and the Company will reimburse such seller and each such director, officer and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Loss (or action or proceeding in respect thereof); provided that the Company shall not be liable in any such case to the extent that any such Loss (or action or proceeding in respect thereof) arises out of or is based upon (x) an untrue statement or alleged untrue statement or omission or alleged omission made in any such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation thereof, (y) such seller's failure to send or give a copy of the final prospectus to the Persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or (z) such seller's use of any prospectus, or supplement or amendment thereof, or distribution of securities therewith, of which such seller was notified to discontinue use pursuant to Section 3(h) hereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer or controlling Person, and shall survive the transfer of such securities by such seller. The Company shall also indemnify each other Person who participates (including as an underwriter) in the offering or sale of Registrable Securities, their officers and directors and each other Person, if any, who controls any such participating Person within the meaning of the Securities Act to the same extent as provided above with respect to sellers of Registrable Securities.

            (b) Indemnification by the Sellers. Each holder of Registrable Securities which are included or are to be included in any registration statement filed in connection with a Requested Registration or a Piggyback Registration, as a condition to including Registrable Securities in such registration statement, shall, to the full extent permitted by law, indemnify and hold harmless the Company, its directors and officers, and each other Person, if any, who controls the Company within the meaning of the Securities Act, against any Losses to which the Company or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement provided, however, that the obligation to provide indemnification pursuant to this Section 6(b) shall be several, and not joint and several, among such Indemnifying Parties on the basis of the number of Registrable Securities included in such registration statement and the aggregate amount which may be recovered from any holder of Registrable Securities pursuant to the indemnification provided for in this Section 6(b) in connection with any registration and sale of Registrable Securities shall be limited to the total gross proceeds received by such holder from the sale of such Registrable Securities. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller. Such holders shall also indemnify each other Person who participates (including as an underwriter) in the offering or sale of Registrable Securities, their officers and directors and each other Person, if any, who controls any such participating Person within the meaning of the Securities Act to the same extent as provided above with respect to the Company.

            (c) Notices of Claims, etc. Promptly after receipt by an Indemnified Party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraph (a) or (b) of this Section 6, such Indemnified Party will, if a claim in respect thereof is to be made against an Indemnifying Party pursuant to such paragraphs, give written notice to the latter of the commencement of such action, provided that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under the preceding paragraphs of this
Section 6, except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, the Indemnifying Party shall be entitled to participate in and, unless, in the reasonable judgment of any Indemnified Party, a conflict of interest between such Indemnified Party and any Indemnifying Party exists with respect to such claim, to assume the defense thereof, jointly with any other Indemnifying Party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; provided that the Indemnified Party may participate in such defense at the Indemnified Party's expense; and provided further that the Indemnified Party or Indemnified Parties shall have the right to employ one counsel to represent it or them if, in the reasonable judgment of the Indemnified Party or Indemnified Parties, it is advisable for it or them to be represented by separate counsel by reason of having legal defenses which are different from or in addition to those available to the Indemnifying Party, and in that event the reasonable fees and expenses of such one counsel shall be paid by the Indemnifying Party. If the Indemnifying Party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel for the Indemnified Parties with respect to such claim, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and any other Indemnified Parties with respect to such claim, in which event the Indemnifying Party shall be obligated to pay the fees and expenses of such additional counsel for the Indemnified Parties or counsels. No Indemnifying Party shall consent to entry of any judgment or enter into any settlement without the consent of the Indemnified Party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnifying Party shall be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

            (d) Contribution. If the indemnity and reimbursement obligation provided for in any paragraph of this Section 6 is unavailable or insufficient to hold harmless an Indemnified Party in respect of any Losses (or actions or proceedings in respect thereof) referred to therein, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such Losses (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that the aggregate amount which may be recovered from any holder of Registrable Securities pursuant to this Section 6(d) in connection with any registration and sale of Registrable Securities shall be limited to the total proceeds received by such holder from the sale of such Registrable Securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an Indemnified Party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any Loss which is the subject of this paragraph.

            No Indemnified Party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Indemnifying Party if the Indemnifying Party was not guilty of such fraudulent misrepresentation.

            (e) Other Indemnification. Indemnification similar to that specified in the preceding paragraphs of this Section 6 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act. The provisions of this Section 6 shall be in addition to any other rights to indemnification or contribution which an Indemnified Party may have pursuant to law, equity, contract or otherwise. To the extent that the indemnity provisions contained in any underwriting agreement to which the Company is a party conflict with this Section 6 such underwriting agreement shall control.

            (f) Indemnification Payments. The indemnification required by this
Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Losses are incurred; provided that the Person to whom expenses are paid or advanced provides any undertaking to repay such advance if it is ultimately determined that such Person is not entitled to indemnification hereunder.

            7. Covenants Relating to Rule 144. The Company will file reports in compliance with the Exchange Act, will comply with all rules and regulations of the Commission applicable in connection with the use of Rule 144 and take such other actions and furnish such holder with such other information as such holder may request in order to avail itself of such rule or any other rule or regulation of the Commission allowing such holder to sell any Registrable Securities without registration, and will, at its expense, forthwith upon the request of any holder of Registrable Securities, deliver to such holder a certificate, signed by the Company's principal financial officer, stating (a) the Company's name, address and telephone number (including area code), (b) the Company's Internal Revenue Service identification number, (c) the Company's Commission file number, (d) the number of shares of each class of Stock outstanding as shown by the most recent report or statement published by the Company, and (e) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least 90 days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder. If at any time the Company is not required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, the Company at its expense will, forthwith upon the written request of the holder of any Registrable Securities, make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144.

            8. Other Registration Rights. The Company represents and warrants to the Investor that there is not in effect on the date hereof any agreement by the Company (other than this Agreement) pursuant to which any holders of securities of the Company have a right to cause the Company to register or qualify such securities under the Securities Act or any securities or blue sky laws of any jurisdiction. The Company shall not provide, or agree to provide, any rights to cause the Company to register or qualify any securities of the Company under the Securities Act or any securities or blue sky laws of any jurisdiction which rights are adverse to the rights granted to the Investors hereunder.

            9. Definitions.

            (a) Except as otherwise specifically indicated, the following terms will have the following meanings for all purposes of this Agreement:

            "Affiliate," as applied to any Person, shall mean any other Person directly or indirectly controlling, controlled by, or under common control with, that Person; for purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

            "Agreement" means this Registration Rights Agreement, as the same shall be amended from time to time.

            "Business Day" means a day other than Saturday, Sunday or any other day on which banks located in the State of Illinois are authorized or obligated to close.

            "Commission" means the United States Securities and Exchange Commission, or any successor governmental agency or authority.

            "Common Stock" means shares of common stock, par value $0.01 per share, of the Company, as constituted on the date hereof, and any stock into which such common stock shall have been changed or any stock resulting from any reclassification of such common stock.

            "Company" has the meaning ascribed to it in the preamble.

            "Cutback Registration" means any Requested Registration or Piggyback Registration to be effected as an underwritten Public Offering in which the Managing Underwriter with respect thereto advises the Company and the Requesting Holders in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceed the number which can be sold in such offering without a reduction in the selling price anticipated to be received for the securities to be sold in such Public Offering.

            "Effective Date" means April 3, 2003, the effective date of the Plan of Reorganization.

            "Effective Long-Form Registration" means a Long-Form Registration that results in an Effective Registration.

            "Effective Registration" means a Requested Registration which has been (a) declared or ordered effective in accordance with the rules of the Commission, and (b) kept effective for the period of time contemplated by
Section 3(b) Notwithstanding the foregoing, a registration that does not become effective after it has been filed with the Commission solely by reason of the refusal to proceed of the Requesting Holders shall be deemed to be an Effective Registration for purposes of this Agreement.

            "Effective Short-Form Registration" means a Short-Form Registration that results in an Effective Registration.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            "Form S-1" means Form S-I promulgated by the Commission under the Securities Act, or any successor or similar long-form registration statement.

            "Form S-3" means Form S-3 promulgated by the Commission under the Securities Act, or any successor or similar short-form registration statement.

            "Holder" has the meaning given in the Restructuring Agreement.

            "Indemnified Party" means a party entitled to indemnity in accordance with Section 6.

            "Indemnifying Party" means a party obligated to provide indemnity in accordance with Section 6.

            "Initiating Holders" means any holder or holders of Registrable Securities making a written request pursuant to Section 1 for the registration of Registrable Securities.

            "Investor" has the meaning ascribed to it in the preamble.

            "Long-Form Registration" means a Requested Registration effected by the filing of a registration statement on Form S-1 with the Commission.

            "Losses" has the meaning ascribed to it in Section 6(a).

            "Managing Underwriter" means, with respect to any Public Offering, the underwriter or underwriters managing such Public Offering.

            "NASD" means the National Association of Securities Dealers.

            "Notice of Piggyback Registration" has the meaning ascribed to it in
Section 2(a).

            "Person" means any natural person, corporation, limited liability company, general partnership, limited partnership, proprietorship, other business organization, trust, union or association.

            "Piggyback Registration" means any registration of equity securities of the Company under the Securities Act (other than a registration in respect of a dividend reinvestment or similar plan for stockholders of the Company or on Form S-4 or Form 5-8 promulgated by the Commission, or any successor or similar forms thereto), whether for sale for the account of the Company or for the account of any holder of securities of the Company (other than Registrable Securities).

            "Public Offering" means any offering of Common Stock to the public, either on behalf of the Company or any of its securityholders, pursuant to an effective registration statement under the Securities Act.

            "Registrable Securities" means (i) the Shares and (ii) any additional shares of Common Stock issued or distributed by way of a dividend, stock split or other distribution in respect of the Shares, or acquired by way of any rights offering or similar offering made in respect of the Shares. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144, (iii) they are transferred to or become owned by a Person who is not an Investor or (iv) they shall have ceased to be outstanding.

            "Registration Expenses" means all expenses incident to the Company's performance of or compliance with its obligations under this Agreement to effect the registration of Registrable Securities in a Requested Registration or a Piggyback Registration, including, without limitation, all registration, filing, securities exchange listing and NASD fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, premiums and other costs of policies of insurance against liabilities arising out of the Public Offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, in respect of Registrable Securities, which shall be payable by each holder thereof provided that the Company will not pay the fees, expenses and disbursements of any counsel, accountants or advisors (financial or otherwise) of any Person on whose behalf securities of the Company are included in such registration.

            "Requesting Holders" means, with respect to any Requested Registration or Piggyback Registration, the holders of Registrable Securities requesting to have Registrable Securities included in such registration in accordance with this Agreement.

            "Requested Registration" means any registration of Registrable Securities under the Securities Act effected in accordance with Section 1.

            "Restructuring Agreement" has the meaning ascribed to it in the preamble.

            "Rule 144" means Rule 144 promulgated by the Commission under the Securities Act, and any successor provision thereto.

            "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            "Shares" means shares of Common Stock received pursuant to the Plan of Reorganization.

            "Short-Form Registration" means a Requested Registration effected by the filing of a registration statement on Form S-3 with the Commission.

            (b) Unless the context of this Agreement otherwise requires, (1) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; and (iv) the term "Section" refers to the specified Section of this Agreement. `Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified.

            10. Miscellaneous

            (a) Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

            If to any Investor, to the appropriate address below:

                        High River Limited Partnership
                        c/o Icahn Associates Corp.
                        767 Fifth Avenue
                        New York, New York 10153
                        Facsimile No. (212) 750-5815  Attn.: Vincent J. Intrieri

                        Debt Strategies Fund Inc.
                        c/o Merrill Lynch investment Managers, L.P.
                        800 Scudders Mill Road
                        Plainsboro, New Jersey 08536
                        Facsimile No.: (609) 282-2756
                        Attn.: Michael A. Brown

                        Northeast Investors Trust
                        c/o Northeast Investors
                        50 Congress Street, Suite 1000
                        Boston, Massachusetts 02109
                        Facsimile No.: (617) 523-5412
                        Attn.: Bruce Monrad

            with copies to:

                        Brown Rudnick Berlack Israels LLP
                        120 West 45 Street
                        New York, New York 10036
                        Facsimile No.: (212) 704-0196
                        Attn.: Steven E. Greenbaum, Esq.

            If to the Company, to:

                        Viskase Companies, Inc.
                        625 Willowbrook Centre Parkway
                        Willowbrook, IL 60527
                        Facsimile No.: (630) 455-2152
                        Attn: President

            with a copy to:

                        Milbank, Tweed, Hadley & McCloy LLP
                        1 Chase Manhattan Plaza
                        New York, NY 10005-1413
                        Facsimile No.: (212) 530-5219
                        Attn: Allan Brilliant, Esq.

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section). Any party from time to time may change its address,. facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

            (b) Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

            (c) Amendment. This Agreement may be amended, supplemented or modified only by a written instrument (which may be executed in any number of counterparts) duly executed by or on behalf of each of the Company and Persons owning 66 2/3% or more of the Registrable Securities.

            (d) Waiver. Subject to paragraph (e of this Section, any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same term or condition of this Agreement on any future occasion.

            (e) Consents and Waivers by Holders of Registrable Securities. Any consent of the holders of Registrable Securities pursuant to this Agreement, and any waiver by such holders of any provision of this Agreement, shall be in writing (which may be executed in any number of counterparts) and may be given or taken by Persons owning 66 2/3% or more of the Registrable Securities, and any such consent or waiver so given or taken will be binding on all the holders of Registrable Securities.

            (f) No Third Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto, their respective successors or permitted assigns and any other holder of Registrable Securities, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person other than any Person entitled to indemnity under Section 6

            (g) Assignment; Successors and Assigns Neither this Agreement nor any right, interest or obligation hereunder may be assigned by any Investor without the prior written consent of the Company and any attempt to do so will be void; provided, however, any Investor may make such an assignment to an Affiliate of such Investor provided that such Affiliate agrees to be bound by the terms hereof. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

            (h) Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

            (i) Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof and (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

            (j) Remedies. Except as otherwise expressly provided for herein, no remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by any party hereto shall not constitute a waiver by any such party of the right to pursue any other available remedies.

            Damages in the event of breach of this Agreement by a party hereto or any other holder of Registrable Securities would be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and the Company and each holder of Registrable Securities, by its acquisition of such Registrable Securities, hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have.

            (k) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

            (l) Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

            (m) Restrictions on Transfer. In order to clarify that the transfer restrictions in Section 5.03(b) of the Restructuring Agreement are fully applicable to the Registrable Securities, Section 5.03(b) of the Restructuring Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

            "Until April 4, 2006, no Holder may transfer (other than to another Holder or to an affiliate of a Holder that agrees to be bound by the terms of this Agreement as a Holder) any Registrable Securities (as defined in the Registration Rights Agreement, dated as of April 15, 2003, between the Company and the Holders). For this purpose, "transfer" means any mode (direct or indirect, absolute or conditional, voluntary or involuntary) of disposing of or parting with property or an interest therein. Notwithstanding the foregoing, and other than transfers to another Holder or to an affiliate of another Holder that agrees to be bound by the provisions of this paragraph (b), beginning on April 4, 2005, a Holder may transfer Registrable Securities for cash, provided that, until and including April 3, 2006, (i) at least 20 business days before such transfer such Holder shall have furnished to the Company with respect to the transferee the information that would be required in a Schedule I 3D filed by the transferee with respect to the transfer and (ii) the Company shall not have notified the Holder within that period that it or a person it designates will purchase the securities to be transferred on the same terms as the proposed transferee (in which case such Holder shall transfer them to the Company or its designee on such terms). If the Company does not so notify the Holder, the Holder shall be free for a period of 90 days to transfer the securities to the proposed transferee on terms no more favorable to the transferee than the terms described to the Company, after which the transfer will again be subject to the terms of this Section. The Registrable Securities held by each Holder will be appropriately legended to reflect the provisions of this Section."

            IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each party hereto as of the date first above written.

                                      HIGH RIVER LIMITED PARTNERSHIP

                                      By: ____________________________________
                                          Name:
                                          Title:

                                      DEBT STRATEGIES FUND, INC.

                                      By: ____________________________________
                                          Name:
                                          Title:

                                      NORTHEAST INVESTORS TRUST

                                      By: ____________________________________
                                          Name:
                                          Title:

                                      VISKASE COMPANIES, INC.

                                      By: ____________________________________
                                          Name:
                                          Title: